SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 10, 1998





                              WSB Holding Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Pennsylvania                     0-22997                 23-2908963
----------------------------        --------------        ----------------------
(State or other jurisdiction        (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)




807 Middle Street, Pittsburgh, Pennsylvania                       15212
--------------------------------------------------         ---------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  (412) 231-7297
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         Reference is made to the press release dated June 19, 1998, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated June 19, 1998.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  WSB Holding Company


Date:  6/19/98                                 By:/s/Ronald W. Moreschi
                                                  ------------------------------
                                                  Ronald W. Moreschi
                                                  Vice President and Treasurer
                                                  (Principal Accounting Officer)